eautoClaims.com(TM)
                               -------------------
              The Digital Automotive Maintenance Organization (AMO)

               COLLISION REPAIR FACILITY AGREEMENT AND PROCEDURES

eAutoclaims.com(TM) will refer vehicles to your facility for the purpose of preparing a repair estimate and/or a repair job.

Prepare a written estimate and photograph all damaged areas. Unrelated or unreported damages should be noted and estimated separately. When appropriate, always use LKQ, CAPA certified aftermarket or reconditioned parts. All estimates must include VIN# and mileage.

Forward estimates and photographs to eAutoclaims.com(TM)CAN AUTHORIZE REPAIRS. DO NOT START REPAIRS WITHOUT AN eAutoclaims.com(TM)PURCHASE ORDER NUMBER. ONLY REPAIRS AUTHORIZED BY eAutoclaims.com(TM)WILL BE PAID. eAutoclaims.com(TM)

Your  company   agrees  not  to  charge   storage  for  a  period  of  14  days.
eAutoclaims.com(TM) WILL NOT APPROVE NOR PAY FOR STORAGE CHARGES.

Owner or his/her authorized agent must sign Direction To Pay Statement prior to start of repairs. You will be advised of any betterment or deductible, which you may have to collect. Order all parts upon approval of repair and receipt of purchase order number. Schedule repairs only when parts have arrived. Forward final bill less any deductible along with signed Direction To Pay with release date to eAutoclaims.com(TM) via fax. All repairs performed under this agreement, including parts, shall be guaranteed by your facility for a minimum of 3 years.

A check for the amount of your final invoice less any collected deductible and our 15% discount shall be drawn within 14 business days of the receipt of your final bill and signed Direction To Pay. Do not deduct our rebate from your final invoice as our computer does it automatically.

Your company shall indemnify eAutoclaims.com(TM), its agents, clients, and employees from and against all claims by any parties arising from directly or indirectly, wholly or in part due to any actions by you or your employer/employees or agents, this includes, but is not limited to any claims as a result of your workmanship.

eAutoclaims.com(TM) may perform an unannounced inspection of your facility.

It is imperative that you observe and operate in accordance with all federal and local laws, rules and regulations for repair shops in your state and community.

All repair estimates containing any parts that are not original equipment manufactured (OEM), must be disclosed to the consumer on your repair estimate. Your company assumes all liability for failure to comply with this provision.

Your company agrees to keep in-force all state and locally required insurance coverages.

This agreement may be assigned to new owner(s) of either party. The surviving party reserves the right to void this agreement by notifying the new entity and or owner(s) in writing with 10 days notice.

I HAVE READ AND AGREE TO THE TERMS OF THIS AGREEMENT AND PROCEDURES AND ALL INFORMATION SUPPLIED ON THE ATTACHED QUESTIONNAIRE IS ACCURATE:

SHOP NAME:
           ---------------------------------------------------------------------

BY
   ----------------------------------------        -----------------------------
         (SIGNATURE OF OWNER OR MANAGER)               (PRINT YOUR NAME HERE)

DATE:

                          2708 ALT 19 NORTH, SUITE 604
                              PALM HARBOR, FL 34683
                       PHONE 888-301-8600 FAX 727-781-8425
                               eautoClaims.com(TM)
                               -------------------
              The Digital Automotive Maintenance Organization (AMO)

                     COLLISION REPAIR FACILITY QUESTIONNAIRE
PLEASE PROVIDE US WITH THE FOLLOWING INFORMATION AND FAX IT BACK TO 727-781-8425

BUSINESS NAME
                  --------------------------------------------------------------
STREET ADDRESS
                  --------------------------------------------------------------
CITY, STATE, ZIP
                  --------------------------------------------------------------
PHONE NUMBER                                  FAX
                  -----------------------          -----------------------------
BUSINESS OWNER
                  --------------------------------------------------------------
MANAGER/CONTACT
                  --------------------------------------------------------------
HOURS OF OPERATION
                  --------------------------------------------------------------
SHOP REFERENCES:  1.
                  --------------------------------------------------------------
                  2.
DIRECTIONS TO SHOP
                  --------------------------------------------------------------

POSTED-LABOR RATES:
         BODY                REFINISH               MECHANICAL
              -------------           -------------            -----------------
         FRAME               MATERIALS              PARTS/LABOR SALES TAX
               ------------           -------------            -----------------
         OTHER (SPECIFY)
                         -------------------------------------------------------
TYPE OF FRAME EQUIPMENT
                                    --------------------------------------------
TYPE OF PAINT EQUIPMENT
                                    --------------------------------------------
LIABILITY INSURANCE WITH                                     POLICY#
                                    ------------------------         -----------

--------------------------------------------------------------------------------
IF YOU DO NOT HAVE ANY OF THE FOLLOWING REQUIRED DIGITAL EQUIPMENT, PLEASE CONTACT US AT EXTENSION 211, SO WE CAN ASSIST YOUR FACILITY INTO JOINING THE DIGITAL E-COMMERCE REVOLUTION.

TYPE OF DIGITAL CAMERA
                      ---------------------------------------------------

TYPE OF ESTIMATING SYSTEM
                      ---------------------------------------------------
TYPE OF IMAGING SOFTWARE
                      ---------------------------------------------------
EMAIL ADDRESS                              WEB ADDRESS
              ----------------------------            -------------------



                          2708 ALT 19 NORTH, SUITE 604
                              PALM HARBOR, FL 34683
                       PHONE 888-301-8600 FAX 727-781-8425